Exhibit 10.2

AKOUSTIS TECHNOLOGIES, INC.

2016 STOCK INCENTIVE PLAN

Restricted Stock Award Agreement

THIS AGREEMENT (together with Schedule A attached hereto, the “Agreement”), effective as of the date specified as the “Grant Date” on Schedule A attached hereto, is between AKOUSTIS TECHNOLOGIES, INC., a Delaware corporation (the “Company”), and an Employee, Director or Consultant of the Company or an Affiliate, as identified on Schedule A attached hereto (the “Participant”).

RECITALS:

In furtherance of the purposes of the Akoustis Technologies, Inc. 2016 Stock Incentive Plan, as it may be hereafter amended and/or restated (the “Plan”), and in consideration of the services of the Participant and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Participant hereby agree as follows:

1.          Incorporation of Plan. The rights and duties of the Company and the Participant under this Agreement shall in all respects be subject to and governed by the provisions of the Plan, a copy of which has been made available to the Participant and the terms of which are incorporated herein by reference. In the event of any conflict between the provisions in this Agreement and those of the Plan, the provisions of the Plan shall govern, unless the Administrator determines otherwise. The terms of this Agreement shall not be deemed to be in conflict or inconsistent with the Plan merely because they impose greater or additional restrictions, obligations or duties, or if this Agreement provides that the Agreement terms apply notwithstanding the provisions to the contrary in the Plan. Unless otherwise defined herein, capitalized terms in this Agreement shall have the same definitions as set forth in the Plan.

2.          Grant of Restricted Stock Award; Restriction Period. The Company hereby grants to the Participant pursuant to the Plan, as a matter of separate inducement and agreement in connection with his or her employment with or service to the Company, and not in lieu of any salary or other compensation for his or her services, a Restricted Stock Award (the “Award”) for that number of shares (the “Shares”) of common stock of the Company, $0.001 par value (the “Common Stock”) as specified on Schedule A, attached hereto, and subject to such other terms and conditions as may be stated herein or in the Plan or on Schedule A. The Participant expressly acknowledges that the terms of Schedule A shall be incorporated herein by reference and shall constitute part of this Agreement. The Company and the Participant further acknowledge and agree that the signatures of the Company and the Participant on the Grant Notice contained in Schedule A shall constitute their acceptance of all of the terms of the Plan and this Agreement and their agreement to be bound by the terms of the Plan and this Agreement. The “Restriction Period” for the Award shall be the period beginning on the Grant Date and ending on such date or dates and/or satisfaction of such conditions as described in Schedule A.

3.          Vesting and Earning of Award. Subject to the terms of the Plan and this Agreement, the Award shall vest and be earned upon such date or dates, and subject to such conditions, as are described in this Agreement, including but not limited to Schedule A attached hereto. Without limiting the effect of the foregoing, the Shares subject to the Award may vest in installments over a period of time, if so provided in Schedule A. The Participant expressly acknowledges that the Award shall vest only upon such terms and conditions as are provided in this Agreement (including but not limited to Schedule A) and otherwise in accordance with the terms of the Plan. Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator has sole authority to determine whether and to what degree the Award has vested and been earned and is payable and to interpret the terms and conditions of the Award.

4.           Termination of Employment or Service.

(a)          If the employment or service of the Participant shall be terminated for any reason other than termination by the Company without Cause, termination by the Participant for Good Reason or termination due to the Participant’s Disability and all or any part of the Award has not vested or been earned pursuant to the terms of the Plan and this Agreement, the Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination, and the Participant shall have no further rights with respect thereto.

(b)          If the employment or service of the Participant is terminated by the Company without Cause, terminated by the Participant for Good Reason or terminated due to the Participant’s Disability, any part of the Award that has not vested or been earned pursuant to the terms of the Plan and this Agreement shall be deemed earned and vested as of the Participant’s Termination Date.

For purposes of this Section 4, “Good Reason” means the Participant’s termination of employment or service resulting from the Participant’s (i) termination for “Good Reason” as defined under the Participant’s employment agreement, consulting agreement or other similar agreement with the Company, if any, or (ii) if the Participant has not entered into any agreement (or, if any such agreement does not define “Good Reason”), then a Participant’s termination shall be for “Good Reason” if termination results due to any of the following without the Participant’s consent: (A) a material reduction in the Participant’s base salary, (B) the assignment to the Participant of duties or responsibilities materially inconsistent with, or a material diminution in, the Participant’s position, authority, duties or responsibilities or (C) the relocation by the Company of the Participant’s principal place of employment by more than 100 miles from the location at which the Participant is stationed. An event or condition that would otherwise constitute “Good Reason” shall constitute Good Reason only if the Company fails to rescind or cure such event or condition within 30 days after receipt from the Participant of written notice of the event which constitutes Good Reason, and Good Reason shall cease to exist for any event or condition described herein on the 60th day following the later of the occurrence or the Participant’s knowledge thereof, unless the Participant has given the Company written notice thereof prior to such date.

The Administrator shall have sole discretion to determine the basis for the Participant’s termination of employment or service, including whether such termination is due to Cause, Good Reason or Disability.

5.          Settlement of Award. The Award, if earned in accordance with the terms of this Agreement, shall be payable in whole shares of Common Stock. The total number of Shares that may be acquired upon vesting of the Award (or portion thereof) shall be rounded down to the nearest whole share.

6.          No Right of Continued Employment or Service; Forfeiture of Award; No Right to Future Awards. Neither the Plan, this Agreement, the grant of the Award nor any other action related to the Plan shall confer upon the Participant any right to continue in the employ or service of the Company or an Affiliate as an Employee, Director or Consultant, as the case may be, or interfere in any way with the right of the Company or an Affiliate to terminate the Participant’s employment or service at any time. Except as otherwise provided in the Plan or this Agreement, all rights of the Participant with respect to the unvested portion of the Award shall terminate upon termination of the Participant’s employment or service. The Participant acknowledges and agrees that the Company has no obligation to advise the participant of the expiration of the Award. The grant of the Award does not create any obligation to grant further awards. For purposes of this Agreement, references to “employment” or similar terms shall include references to service unless the Administrator determines otherwise.

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7.           Effect of Change of Control. Notwithstanding the provisions of Section 3, in the event of a Change of Control, the Award shall, to the extent not then vested or previously forfeited or cancelled, become vested if and to the extent provided below:

(a)          To the extent that the successor or surviving company in the Change of Control event does not assume or substitute for the Award (or in which the Company is the ultimate parent corporation and does not continue the Award) on substantially similar terms or with substantially equivalent economic benefits (as determined by the Administrator prior to the Change of Control) as the Award outstanding under the Plan immediately prior to the Change of Control event, any restrictions, including but not limited to the Restriction Period, Performance Period and/or performance factors or criteria applicable to the Award, shall be deemed to have been met, and the Award shall become fully vested, earned and payable to the fullest extent of the original grant (or, if the earning of the Award is based on attaining a target level of performance, the Award shall be deemed earned at the greater of actual performance or target performance) as of the date of the Change of Control.

(b)          Further, in the event that the Award is substituted, assumed or continued as provided in Section 7(a) herein, the Award shall nonetheless become vested in full and any restrictions, including but not limited to the Restriction Period, Performance Period and/or performance factors or criteria applicable to the Award, shall be deemed to have been met, and the Award shall become fully vested, earned and payable to the fullest extent of the original award (or, if the earning of the Award is based on attaining a target level of performance, the Award shall be deemed earned at the greater of actual performance or target performance), if the Participant’s employment or service is terminated by the Company or an Affiliate (or any successor thereto) not for Cause or by the Participant for Good Reason (as defined in the Plan) within two years after the effective date of a Change of Control. The Administrator shall have sole discretion to determine the basis for the Participant’s termination of employment or service, including whether such termination is for Good Reason.

(c)          Notwithstanding Sections 7(a) and (b), in the event that the Participant has entered into an employment agreement, consulting agreement or other similar agreement, plan or policy as of the effective date of the Plan, the Participant shall be entitled to the greater of the benefits provided upon a change of control of the Company under the Plan or the respective employment agreement or other arrangement as in effect on the Plan effective date, and such agreement or arrangement shall not be construed to reduce in any way the benefits otherwise provided upon a Change of Control.

8.          Nontransferability of Award and Shares. The Award shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except for transfers if and to the extent permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. The designation of a beneficiary in accordance with the Plan does not constitute a transfer. The Participant shall not sell, transfer, assign, pledge or otherwise encumber the Shares subject to the Award until the Restriction Period has expired and all conditions to vesting have been met.

9.          Superseding Agreement; Binding Effect. This Agreement supersedes any statements, representations or agreements of the Company with respect to the grant of the Award, any other equity-based awards or any related rights, and the Participant hereby waives any rights or claims related to any such statements, representations or agreements. This Agreement does not supersede or amend any existing confidentiality agreement, non-solicitation agreement, non-competition agreement, employment agreement or any other similar agreement between the Participant and the Company, including, but not limited to, any restrictive covenants contained in such agreements. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective executors, administrators, heirs, successors and assigns.

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10.         Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws provisions of any state, and in accordance with applicable federal laws of the United States.

11.         Amendment and Termination; Waiver. This Agreement may be amended, altered, suspended and/or terminated as provided in the Plan. Without limiting the effect of the foregoing, (a) the Administrator shall have unilateral authority to amend the Plan and this Agreement (without Participant consent) to the extent necessary to comply with Applicable Law or changes to Applicable Law (including but in no way limited to Code Section 409A and federal securities laws), and (b) the Administrator also shall have the unilateral authority to make adjustments to the terms and conditions of the Award in recognition of unusual or nonrecurring events affecting the Company or any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in Applicable Law, or accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable accounting principles or Applicable Law. The waiver by the Company of a breach of any provision of this Agreement by the Participant shall not operate or be construed as a waiver of any subsequent breach by the Participant.

12.         Certificates for Shares; Rights as a Stockholder. Except as otherwise provided herein, the Participant and his or her legal representatives, legatees or distributees shall not be deemed to be the holder of any Shares subject to the Award and shall not have any rights of a stockholder unless and until (and then only to the extent that) the Award has vested and certificates for such Shares have been issued and delivered to him or her or them (or, in the case of uncertificated shares, other written evidence of ownership in accordance with Applicable Law shall have been provided). A certificate or certificates for Shares subject to the Award shall be issued in the name of the Participant (or, in the case of uncertificated shares, other written notice of ownership in accordance with Applicable Law shall be provided) as soon as practicable after the Award has been granted. Notwithstanding the foregoing, the Administrator may require that (a) the Participant deliver the certificate(s) (or other instruments) for the Shares to the Administrator or its designee to be held in escrow until the Award vests and is no longer subject to a substantial risk of forfeiture (in which case the Shares will be promptly released to the Participant) or is forfeited (in which case the Shares shall be returned to the Company); and/or (b) the Participant deliver to the Company a stock power endorsed in blank (or similar instrument), relating to the Shares subject to the Award which are subject to forfeiture. Except as otherwise provided in the Plan or this Agreement, the Participant shall have all voting, dividend and other rights of a stockholder with respect to the Shares following issuance of the certificate or certificates for the Shares; provided, however, that if any cash or non-cash dividends are declared and paid by the Company with respect to any such Shares, such dividends shall be subject to the same vesting schedule, forfeiture terms and other restrictions as are applicable to the Shares upon which such dividends are paid (and any such cash dividends shall be paid within 60 days of the date on which such underlying shares vest.

13.         Withholding; Tax Matters.

(a)          The Participant acknowledges that the Company shall require the Participant to pay the Company in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Company to such authority for the account of the Participant, and the Participant agrees, as a condition to the grant of the Award and delivery of the Shares or any other benefit, to satisfy such obligations. Notwithstanding the foregoing, the Administrator may in its discretion establish procedures to require or permit the Participant to satisfy such obligations in whole or in part, and any local, state, federal, foreign or other income tax obligation relating to the Award, by delivery to the Company of shares of Common Stock held by the Participant (which are fully vested and not subject to any pledge or other security interest) and/or by the Company withholding shares of Common Stock from the Shares to which the Participant is otherwise entitled. The number of Shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to, but not exceeding (unless otherwise permitted by the Administrator in a manner in accordance with Applicable Law and applicable accounting principles), the amount of such obligations being satisfied. Such withholding obligations shall be subject to such terms and procedures as may be established by the Administrator.

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(b)          The Participant acknowledges that he or she is solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with the Award (including but not limited to any taxes arising under Code Section 409A), and the Company shall not have any obligation to indemnify or otherwise hold the Participant harmless from any or all such taxes. The Participant further acknowledges that the Company has made no warranties or representations to the Participant with respect to the tax consequences (including, but not limited to, income tax consequences) related to the transactions contemplated by this Agreement, and the Participant is in no manner relying on the Company or its representatives for an assessment of such tax consequences. The Participant acknowledges that there may be adverse tax consequences upon the grant or vesting of the Award and/or the acquisition or disposition of the Shares or any other benefit related to the Award and that the Participant has been advised that he or she should consult with his or her own attorney, accountant and/or tax advisor regarding the decision to enter into this Agreement and the consequences thereof. The Participant also acknowledges that the Company has no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for the Participant.

14.         Administration. The authority to construe and interpret this Agreement and the Plan, and to administer all aspects of the Plan, shall be vested in the Administrator, and the Administrator shall have all powers with respect to this Agreement as are provided in the Plan, including but not limited to the sole authority to determine whether and to what degree the Award has been earned and vested. Any interpretation of this Agreement by the Administrator and any decision made by it with respect to this Agreement are final and binding.

15.         Notices. Except as may be otherwise provided by the Plan or determined by the Administrator, any written notices provided for in this Agreement or the Plan shall be in writing and shall be deemed sufficiently given if either hand delivered or if sent by fax or overnight courier, or by postage paid first class mail. Notices sent by mail shall be deemed received three business days after mailed but in no event later than the date of actual receipt. Notices shall be directed, if to the Participant, at the Participant’s address indicated on Schedule A (or such other address as may be designated by the Participant in a manner acceptable to the Administrator), or if to the Company, at the Company’s principal office, attention Cindy C. Payne, Chief Financial Officer and Assistant Secretary, Akoustis Technologies, Inc. Notice may also be provided by electronic submission, if and to the extent permitted by the Administrator.

16.         Severability. If any provision of this Agreement is held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Agreement (which shall be construed or deemed amended to conform to Applicable Law), and the Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

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17.         Restrictions on Award and Shares. The Company may impose such restrictions on the Award and any Shares or other benefits underlying the Award as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities laws or other laws applicable to such Award or Shares. Notwithstanding any other provision in the Plan or this Agreement to the contrary, the Company shall not be obligated to issue, deliver or transfer shares of Common Stock, to make any other distribution of benefits, or to take any other action, unless such delivery, distribution or action is in compliance with Applicable Law (including but not limited to the requirements of the Securities Act). The Company is under no obligation to register the Shares with the Securities and Exchange Commission or to effect compliance with the exemption, registration, qualification or listing requirements of any state or foreign securities laws, stock exchange or similar organization, and the Company shall have no liability for any inability or failure to do so. The Company may cause a restrictive legend or legends to be placed on any certificate for Shares issued pursuant to the Award in such form as may be prescribed from time to time by Applicable Law or as may be advised by legal counsel.

18.         Rules of Construction. Headings are given to the sections of this Agreement solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall (unless the Administrator determines otherwise) be construed to refer to any amendment to or successor of such provision of law.

19.         Right of Offset. Notwithstanding any other provision of the Plan or this Agreement, the Company may at any time (subject to any Code Section 409A considerations) reduce the amount of any payment or benefit otherwise payable to or on behalf of the Participant by the amount of any obligation of the Participant to or on behalf of the Company or an Affiliate that is or becomes due and payable and, by entering into this Agreement, the Participant shall be deemed to have consented to such reduction.

20.         Effect of Certain Changes in Status. Notwithstanding the other terms of the Plan or this Agreement, the Administrator has the sole discretion to determine (taking into account any Code Section 409A considerations), at the time of grant of the Award or at any time thereafter, the effect, if any, on the Award (including but not limited to modifying the vesting and/or earning of the Award) if the Participant’s status as an Employee, Director or Consultant changes, including but not limited to a change from full-time to part-time, or vice versa, or if other similar changes in the nature or scope of the Participant’s employment or service occur.

21.         Compliance with Recoupment, Ownership and Other Policies or Agreements. Without limiting the terms of the Plan, and as a condition to receiving this Award or any benefit thereunder, the Participant agrees that he or she shall abide by all provisions of any equity retention policy, stock ownership guidelines, compensation recovery policy and/or other policies adopted by the Company or an Affiliate, each as in effect from time to time and to the extent applicable the Participant. In addition, the Participant shall be subject to such compensation recovery, recoupment, forfeiture or other similar provisions as may apply to him or her under Applicable Law.

22.         Counterparts; Further Instruments. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties hereto agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

[Signatures follow on Schedule A/Grant Notice]

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AKOUSTIS TECHNOLOGIES, INC.

2016 STOCK INCENTIVE PLAN

Restricted Stock Award Agreement

Schedule A/Grant Notice

1.            Grant Terms. Pursuant to the terms and conditions of the Company’s 2016 Stock Incentive Plan, as it may be hereafter be amended (the “Plan”), and the Restricted Stock Award Agreement attached hereto (the “Agreement”), you (the “Participant”) have been granted a Restricted Stock Award (the “Award”) for _____________ shares (the “Shares”) of the Company’s Common Stock. Unless otherwise defined herein, capitalized terms in this Schedule A shall have the same definitions as set forth in the Agreement and the Plan.

Name of Participant:

Address:

Grant Date:	, 20

Number of Shares Subject to Award:

Vesting Schedule/Conditions:

Participant Type (Mark One):	☐ Employee
☐ Director
☐ Consultant

2.           By my signature below, I, the Participant, hereby acknowledge receipt of this Grant Notice and the Restricted Stock Award Agreement (the “Agreement”) dated __________ ___, 20__, between the Participant and Akoustis Technologies, Inc. (the “Company”) which is attached to this Grant Notice. I understand that the Grant Notice and other provisions of Schedule A herein are incorporated by reference into the Agreement and constitute a part of the Agreement. By my signature below, I further agree to be bound by the terms of the Plan and the Agreement, including but not limited to the terms of this Grant Notice and the other provisions of Schedule A contained herein. The Company reserves the right to treat the Award and the Agreement as cancelled, void and of no effect if the Participant fails to return a signed copy of the Grant Notice within 30 days of grant date stated above.

Signature:		Date:
Participant

Schedule A-1

Agreed to by:

AKOUSTIS TECHNOLOGIES, INC.

By:
[Name]
[Title]

Attest:

[Name]
[Title]

Note: If there are any discrepancies in the name or address shown above, please make the appropriate corrections on this form and return to Akoustis Technologies, Inc., Attention Cindy C. Payne, Chief Financial Officer and Assistant Secretary. Please retain a copy of the Agreement, including a signed copy of this Grant Notice, for your files.

Schedule A-2